Earnings (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings/ (Loss) Per Share
Schedule of computation of basic and diluted net loss per share

	For the year ended December 31,
	2019	2020	2021	2021
	RMB	RMB	RMB	US$
Numerator:
Net (loss)/ income	(6,967,603)	(7,179,742)	7,768,670	1,219,074
Net (loss)/ income attributable to ordinary shareholders	(6,967,603)	(7,179,742)	7,768,670	1,219,074

Denominator (in thousands of shares):
Weighted-average number of ordinary shares outstanding – basic	4,627,278	4,768,343	5,012,651	5,012,651
Adjustments for dilutive RSUs and share options	—	—	701,113	701,113
Weighted-average number of ordinary shares outstanding – diluted	4,627,278	4,768,343	5,713,764	5,713,764

(Loss)/ earnings per share – basic	(1.51)	(1.51)	1.55	0.24
(Loss)/ earnings per share –diluted	(1.51)	(1.51)	1.36	0.21